UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2013
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 28, 2013, Artisan Partners Asset Management Inc. (the “Company”) issued a press release and presentation materials announcing certain consolidated financial and operating results for the three and nine months ended September 30, 2013. Copies of the press release and the presentation materials are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
The information furnished in this Item 2.02, including the exhibits incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 22, 2013, Janet D. Olsen stepped down as Chief Legal Officer, Executive Vice President and Secretary of the Company, and the Company's board of directors appointed Sarah A. Johnson as Chief Legal Officer, Executive Vice President and Secretary.

The Company had previously announced Ms. Olsen's intention to retire from the Company at the end of 2013. Until that time, Ms. Olsen will remain employed by the Company. Also on October 22, 2013, the board of directors appointed Gregory K. Ramirez as Senior Vice President of the Company.

Ms. Johnson, 41, joined Artisan Partners as associate counsel in July 2002 and has been a managing director since March 2010. In February 2011, Ms. Johnson was named General Counsel of Artisan Partners Funds, Inc., an SEC-registered family of mutual funds advised by Artisan Partners. From January 2012 to September 2013, she served as Chief Compliance Officer of Artisan Partners, and she has been Vice President and Assistant Secretary of Artisan Partners and Assistant Secretary of the Company since April 2013.

Mr. Ramirez, 43, joined Artisan Partners in July 1997 and has been a managing director since April 2003. In February 2011, Mr. Ramirez was named Chief Financial Officer of Artisan Partners Funds, Inc. He has been a Vice President and Assistant Treasurer of Artisan Partners and Assistant Treasurer of the Company since April of 2013. He currently serves as Head of Securities Operations and Vehicle Administration. His prior roles with Artisan Partners include Controller, Chief Accounting Officer and Director of Client Accounting and Administration.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated October 28, 2013
99.2	Third Quarter 2013 Presentation of Artisan Partners Asset Management Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: October 28, 2013

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer